Exhibit 99.1

Exhibit 99.1

There when it matters most. NASDAQ: DGICA/DGICB

www.donegalgroup.com

Investor Presentation     |    September 2016

SAFE HARBOR

The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company operates, interest rates, competition from various insurance and other financial businesses, acts of terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the Company’s ability to integrate and manage successfully the insurance companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Reconciliations of non-GAAP data are included in the Company’s news releases regarding quarterly financial results, available on the Company’s website at investors.donegalgroup.com.

www.donegalgroup.com 2

WHAT IS DONEGAL GROUP?

Insurance holding company with mutual affiliate pursuing an effective strategy in regional insurance markets

Corporate Headquarters Marietta, Pennsylvania 20.9 million shares outstanding

• Regional property and casualty insurance group DGICA Share Description

(Voting rights 0.1:1)

– 21 Mid-Atlantic, Midwestern, New England and Southern states 5.6 million shares outstanding

DGICB Share Description

– Distribution force of approximately 2,400 independent agencies (Voting rights 1:1)

– Completed 10 M&A transactions between 1988 and 2010 At 6/30/2016 At 12/31/2015

Cash and Investments $961.8 million $928.9 million

• Interrelated operations and pooling agreement with Donegal Total Assets $1.60 billion $1.54 billion

Mutual since inception in 1986 Total Shareholders’ Equity $439.9 million $408.4 million Book Value Per Outstanding $16.62 $15.66 Common Share

• DGICA and DGICB trade on NASDAQ exchange (shares

DGICA Annual Dividend Per $0.55 $0.54

identical with the exception of voting and dividend rights) Share

– Majority of equity holders in DGICA Current Figures (DGICA) At 6/30/2016

– Donegal Mutual holds majority voting control Stock Price $16.24

Price to Book Value 0.98x

• DGICA dividend yield of 3.4% at 6/30/2016 Price/Earnings (ttm) 17.0x

Return on Equity (ttm) 7.9%

www.donegalgroup.com 3

STRUCTURE PROVIDES STABILITY TO PURSUE SUCCESSFUL LONG-TERM BUSINESS STRATEGY

Public Donegal Mutual

• Outperform industry in service, stockholders Insurance Company profitability and book value growth

• Drive revenues with organic growth

Donegal Group Inc.

and opportunistic affiliations

• Focus on margin enhancements and Bank investment contributions subsidiary

Other insurance Atlantic States subsidiaries Insurance Company

(Detailed organizational chart included in Supplemental Information – see page 28)

www.donegalgroup.com 4

1H / Q2 2016: STRONG FINANCIAL RESULTS

Net Written Premiums Net Income Annualized ROAE

$400.0 +8.1% $25.0 +53.4% 12.0% +3.4 pts.

$348.3 $350.0 $20.4 $322.2 $20.0 10.0% 9.6%

+1.9 pts.

$300.0

7.9% 8.0% $250.0

+7.7% $15.0 +32.8%

$13.3 6.2%

6.0% $200.0 165.6 178.2 6.0% $10.0 8.6 $150.0 4.0% 6.5 $100.0 $5.0 2.0% $50.0

$0.0 $0.0 0.0%

1H 2015 1H 2016 Q2 2015 Q2 2016 1H 2015 1H 2016 Q2 2015 Q2 2016 1H 2015 1H 2016 Q2 2015 Q2 2016

www.donegalgroup.com 5

FH 2016: IMPROVED UNDERWRITING RESULTS LED TO OPERATING EPS* OF $0.75 VS. $0.45 IN 1H 2015

• 8.1% increase in net written premiums 7.7% increase for Q2 2016

– Represents a combination of 12.2% growth in commercial lines net premiums written and 4.6% growth in personal lines net premiums written

• 93.6% statutory combined ratio* 95.0% for Q2 2016

– Continuing benefits from rate increases and underwriting initiatives

• Book value per share of $16.62, compared to $15.66 at YE 2015

* Reconciliations and definitions of non-GAAP data are available on our website

www.donegalgroup.com 6

DRIVE REVENUES WITH ORGANIC GROWTH AND OPPORTUNISTIC AFFILIATIONS

$629

Michigan

Sheboygan Peninsula $533 Le Mars Southern Atlantic States

$302 $307 $314

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

USD in millions December 2008 December 2010 2012 through 2015

Acquired Sheboygan Falls Acquired Michigan Incrementally reduced Implemented pooling change Implemented quota share strategy Michigan external quota share

www.donegalgroup.com 7

UNDERWRITING PROFITABILITY TO ENHANCE MARGINS

Personal Lines Loss Ratio* Commercial Lines Loss Ratio* Loss and LAE Ratio—Total

90% 90% 90% 80% 80% 80% 70% 70% 70% 60% 60% 60% 50% 50% 50% 40% 40% 40% 30% 30% 30% 20% 20% 20% 10% 10% 10%

0% 0% 0%

2011 2012 2013 2014 2015 1H 2011 2012 2013 2014 2015 1H 2011 2012 2013 2014 2015 1H 2016 2016 2016

Donegal SNL P&C Industry (Aggregate) (* Aggregate LOB info only available annually)

www.donegalgroup.com 8

MAINTAIN MULTIFACETED REGIONAL GROWTH STRATEGY

• $628 million full year 2015 and $348 million 2016 1H2016 net premiums written across 21 states in four operating regions

– Over $800 million in annual direct premiums written for insurance group*

• 10 M&A transactions since 1988

• Acquisition criteria:

– Serving attractive geography

– Favorable regulatory, legislative and judicial environments

– Similar personal/commercial business mix

– Premium volume up to $100 million

* FY 2015—Includes Donegal Mutual Insurance Company and Southern Mutual Insurance Company

www.donegalgroup.com 9

STRATEGIC EFFORTS TO BALANCE BUSINESS MIX

Net Written Premiums by Line of Business • Commercial lines =

(Second Quarter 2016)     45% of NWP for Second Quarter 2016 Homeowners – Commercial lines renewal premium 19% increases in 3-5% range

Workers’ Comp

16% Other Personal – Ongoing emphasis on new business

3%

growth in all regions

• Personal lines =

55% of NWP for Second Quarter 2016 Multi Peril – Rate increases in 2-4% range 15% – Focus on new business growth

Other

Commercial Personal Auto

1% Commercial Auto 33% 13%

www.donegalgroup.com 10

EMPHASIZE GROWTH IN COMMERCIAL LINES

• 88.2% statutory combined ratio for 1H 2016 100.0%

95.0%

• Expand core Donegal products in newer regions

Growth on with premiums in $10,000 to 90.0% • focus accounts

85.0%

$75,000 range

80.0%

• Expand appetite within classes and lines already written:

75.0%

– Agency development

– Add related classes 70.0%

– Appropriately use reinsurance 65.0%

• Disciplined underwriting: 60.0%

– Expand use of predictive modeling 55.0%

– Large account reviews 50.0%

Loss control 2011 2012 2013 2014 2015

–

In-Force Policy Count Retention Levels

www.donegalgroup.com 11

FOCUS ON PERSONAL LINES PROFITABILITY

• 98.0% statutory combined ratio for 1H 2016

• Focus on the preferred and superior risk markets

• Underwriting initiatives:

– Modest rate increases in virtually every jurisdiction

– Expand use of predictive modeling

– Property inspections

– Seek geographic spread of risk

– Balance portfolio (auto/home)

• Strong policy retention

www.donegalgroup.com 12

ORGANIC GROWTH CENTERED ON RELATIONSHIPS WITH ~2,400 INDEPENDENT AGENCIES

• Ongoing objectives: • Continuing focus on commercial lines growth:

– Achieve top-three ranking within appointed – Emphasize expanded commercial lines products agencies in lines of business we write and capabilities in current agencies

– Cultivate relationships with existing agencies – Appoint commercial lines-focused agencies to to move writings to next premium tier expand distribution in key geographies

– Leverage “regional” advantages and maintain – Strengthen relationships with agencies personal relationships as agencies grow and appointed in recent years consolidate

www.donegalgroup.com 13

SUPPORT AGENTS WITH BEST-IN-CLASS TECHNOLOGY

ClaimsCenter BillingCenter ImageRight

Call Center Service Center

www.donegalgroup.com 14

DRIVE INCREASED EFFICIENCY WITH AUTOMATION

Direct Premiums per Employee • Current infrastructure can

$1,000 support premium growth

(USD in 000s)

$900 • Premiums per employee rising $800 due to technology systems $700 • Claims system allows more rapid $600 and efficient claims handling $500 • Mutual affiliation provides $400 opportunities for operational and expense synergies

$300

$200 • Statutory expense ratio of 30.9% for full year 2015

www.donegalgroup.com 15

ENHANCE UNDERWRITING PROFITABILITY TO IMPROVE OPERATING MARGINS

• Sustain pricing discipline and conservative underwriting

• Manage exposure to catastrophe/unusual weather events

– Reinsurance coverage in excess of a 200-year event

• Link employee incentive compensation directly to underwriting performance

• Focus on rate adequacy and pricing sophistication

• Coordinated underwriting across all regions

• Emphasize IT-based programs such as automated decision trees and predictive modeling

www.donegalgroup.com 16

EMPLOY SOPHISTICATED PRICING AND ACTUARIAL TOOLS

• Predictive modeling tools enhance our ability to appropriately price our products

– Sophisticated predictive modeling algorithms for pricing/tiering risks

– Territorial segmentation and analysis of environmental factors that affect loss experience

– Expanding use of predictive modeling to additional lines of business

• Formal schedule of regular rate adequacy reviews for all lines of business, including GLM analysis on claim costs and agency performance

• Telematics/usage-based insurance initiatives

www.donegalgroup.com 17

MAINTAIN EMPHASIS ON RESERVE ADEQUACY

• Reserves at $322.1 million at YE 2015 Established Reserves at Year-end

– Midpoint of actuarial range Reserve Range at 12/31/2015 program limits Low $293.3 million

– Conservative reinsurance High $353.7 million

volatility Selected at midpoint

• Emphasis on faster claims settlements to reduce longer-term exposures $322,100

• 2015 development of $7.2 million within $292,301 targeted range

$265,605

$243,015 $250,936

2011 2012 2013 2014 2015

www.donegalgroup.com 18

MAINTAIN CONSERVATIVE INVESTMENT MIX

$892.2 Million in Invested Assets*

(at June 30, 2016) • 90% of portfolio invested in fixed maturities

Treasury and – Effective duration = 4 years

Short-Term Agency

Securities 11% – Tax equivalent yield = 3.0%

Equity 1% Corporate

5% 19%

• Emphasis on quality

– 73% AA-rated or better

– 84% A-rated or better

• Liquidity managed through laddering

Tax-Exempt

Municipals 32% Mortgage Taxable Munis Backed

4% Securities (MBS)

28% * Excluding investment in affiliate

www.donegalgroup.com 19

DONEGAL FINANCIAL SERVICES CORPORATION

Bank Investment = 5% of Invested Assets

• DFSC owns 100% of Union Community Bank

– Serves Lancaster County (location of Donegal headquarters) with 15 branch offices

• Expanded via acquisition in 2011

– Added scale to banking operation

– Enhanced value of historic bank investment

– Increased potential for bottom-line contribution

• DGI owns approximately 48% of DFSC

– 52% owned by Donegal Mutual

• Union Community Bank is financially strong and profitable

www.donegalgroup.com 20

UNION COMMUNITY BANK

48% owned by Donegal Group Inc.

• 2015 financial results:

– $508 million in assets at YE 2015

– $2.7 million in 2015 net income

• Excellent capital ratios at June 30, 2016:

Tier 1 capital to average total assets 16.58% Tier 1 capital to risk-weighted assets 22.42% Risk-based capital to risk-weighted assets 23.52%

www.donegalgroup.com 21

LONG-TERM GROWTH STRATEGY

• Maximize benefits of regional business approach

• Outperform industry in service, profitability and book value growth

• Drive revenues with organic growth and opportunistic affiliations

• Focus on margin enhancements and investment contributions

www.donegalgroup.com 22

STRONG CAPITAL + SOLID PLAN TO DRIVE RESULTS

Book Value Plus Cumulative Dividends • Rated A (Excellent) by A.M. Best

– Debt-to-cash/investments of $20.00 approximately 15.8%

– Premium-to-surplus of approximately $15.00 1.5-to-1

$10.00 • Dividend yield of 3.4% for Class A shares

$5.00

• Authorization for repurchase of up $-    to 500,000 shares of Class A common stock

Book Value Dividends Paid

www.donegalgroup.com 23

VALUATION VS. PEERS (AT 8/29/2016)


Price to Tangible Book Value (MRY)
250.0
200.0
150.0
100.0
50.0
0.0
KMPR
BWINB
HMN
DGICA
EMCI
HALL
NAVG
UFCS
THG
Average
AFG
SAFT
SIGI
NATL
CINF
JRVR


Price to Tangible Book Value (MRQ)
250.0
200.0
150.0
100.0
50.0
0.0
KMPR
BWINB
HMN
DGICA
EMCI
HALL
NAVG
UFCS
THG
Average
AFG
SAFT
SIGI
NATL
CINF
JRVR

DONEGAL GROUP INC.
www.donegalgroup.com
24

FAVORABLE OPERATING PERFORMANCE VS. PEER GROUP

Net Written Premium Growth Combined Ratio Return on Average Equity

9.0% 100.0% 12.0% 8.0% 99.0% 10.0% 7.0% 98.0% 6.0% 8.0% 5.0% 97.0% 4.0% 96.0% 6.0% 3.0% 95.0% 4.0% 2.0% 1.0% 94.0% 2.0% 0.0% 93.0% NWP Growth NWP Growth NWP Growth Combined Combined Combined 0.0%

MRY YTD MRQ Ratio MRY Ratio YTD Ratio MRQ ROAE LTM ROAE YTD ROAE MRQ Donegal Peer Group Average Donegal Peer Group Average Donegal Peer Group Average

Selected Peer Group Includes: BWINB, CINF, EMCI, HALL, HMN, JRVR, KMPR, NAVG, SAFT, SIGI, STFC, THG, UFCS

www.donegalgroup.com 25

KEY TAKEAWAYS

• Well-established regional insurance carrier with a diverse book of business of both personal and commercial lines

• Organic top-line growth exceeding that of our peer group

• Improved YTD 2016 underwriting performance in nearly every operating metric

www.donegalgroup.com 26

SUPPLEMENTAL INFORMATION

www.donegalgroup.com 27

STRUCTURE PROVIDES FLEXIBILITY AND CAPACITY


Public Stockholders
45.2%(1)
54.8%(1)
Donegal Mutual Insurance Company
Donegal Group Inc.
48.2%
51.8%
20%
Donegal Financial Services Corporation
POOLING AGREEMENT
100% Reinsurance
100%
Union Community Bank
80%
100%
100%
100%
100%
100%
100%
Sheboygan Falls Insurance Company
Michigan Insurance Company
Southern Insurance Company of Virginia
Le Mars Insurance Company
The Peninsula Insurance Company
Atlantic States Insurance Company
Southern Mutual Insurance Company
100%
Peninsula Indemnity Company
P&C Insurance Subsidiaries
Thrift Holding Company/State Savings Bank

(1) Because of the different relative voting power of the Company's Class A common stock and Class B common stock, public stockholders hold approximately 26% of the aggregate voting power of the Class A common stock and our Class B common stock. Donegal Mutual holds approximately 74% of the aggregate voting power of the Class A common stock and the Class B common stock.

DONEGAL GROUP INC.
www.donegalgroup.com
28

HISTORY OF CONTRIBUTING AFFILIATIONS

Le Mars Peninsula Sheboygan Southern Mutual Michigan

Year Acquired 2004 2004 2008 2009 2010

Company Type Mutual Stock Mutual Mutual Stock

Primary Product Line Personal Niche Personal Personal Pers./Comm.

Georgia/

Geographic Focus Midwest Mid-Atlantic Wisconsin Michigan South Carolina

Transaction Type Demutualization Purchase Demutualization Surplus Note Purchase

Net Premiums Acquired $20 million $34 million $8 million $11 million $27 million*

*Michigan’s direct premiums written were $105 million in 2010

www.donegalgroup.com 29

NET PREMIUMS WRITTEN BY LINE OF BUSINESS

(USD in millions) Q2 16 Q1 16 Q4 15 Q3 15 Q2 15 Q1 15 Q4 14 Q3 14 Q2 14 Q1 14 Q4 13 Q3 13

Personal lines:

Automobile $59.0 $55.1 $51.0 $55.6 $55.6 $52.3 $48.5 $53.2 $52.0 $50.5 $46.7 $50.9                Homeowners 33.4 25.9 28.5 33.2 33.4 24.4 27.4 32.0 31.1 22.9 25.7 29.8                Other 5.3 4.4 4.4 4.7 4.9 4.2 4.1 4.5 4.6 3.8 4.0 4.2 Total personal lines 97.7 85.2 84.0 93.5 93.9 80.9 80.0 89.7 87.7 77.2 76.4 84.8 Commercial lines:                Automobile 23.1 22.9 18.0 18.6 20.0 20.1 15.0 15.8 17.5 17.3 13.0 14.0                Workers’ compensation 28.2 31.0 21.8 22.2 25.3 28.8 19.1 20.7 22.4 26.6 16.3 18.3                Commercial multi-peril 26.6 28.5 22.1 22.8 24.3 25.0 19.6 20.1 21.7 22.1 16.8 18.0                Other 2.6 2.4 1.8 1.8 2.1 1.8 1.6 1.6 2.1 1.4 1.3 1.4 Total commercial lines 80.5 84.8 63.7 65.4 71.7 75.7 55.3 58.2 63.7 67.4 47.4 51.8 Total net premiums written $178.2 $170.1 $147.7 $158.9 $165.6 $156.6 $135.3 $147.9 $151.4 $144.6 $123.8 $136.6

www.donegalgroup.com 30

COMBINED RATIO ANALYSES

(in percentages) Q2 16 Q1 16 Q4 15 Q3 15 Q2 15 Q1 15 Q4 14 Q3 14 Q2 14 Q1 14 Q4 13 Q3 13

Stat combined ratios:

Personal lines 100.2 95.6 104.2 101.4 99.4 98.4 106.5 95.2 99.5 102.7 99.3 97.9 Commercial lines 88.5 88.0 92.0 92.0 92.4 95.1 95.1 94.4 105.8 104.3 89.4 93.0 Total lines 95.0 92.1 98.9 97.4 96.4 96.9 101.8 95.0 102.1 103.2 95.4 96.0 GAAP combined ratios (total lines): Loss ratio (non-weather) 56.8 55.9 62.9 57.2 59.1 59.5 67.8 56.3 63.2 61.7 59.1 57.8 Loss ratio (weather-related) 6.9 4.4 2.9 9.6 5.9 6.0 2.8 7.7 8.5 11.4 3.5 7.2 Expense ratio 32.8 33.2 32.2 32.1 33.3 32.7 30.4 32.1 31.9 31.3 31.9 32.3 Dividend ratio 0.5 0.5 0.9 0.6 0.4 0.6 0.6 0.7 0.4 0.3 0.4 0.3 Combined ratio 97.0 94.0 98.9 99.5 98.7 98.8 101.6 96.8 104.0 104.7 94.9 97.6 GAAP supplemental ratios: Fire losses greater than $50,000 2.3 3.7 3.9 4.4 3.9 7.4 4.9 4.4 6.8 7.6 4.8 2.4 Development on prior year loss 2.3—1.5 1.0 2.6 -0.4 4.8 1.4 4.4 -0.3 0.1 2.4 reserves

www.donegalgroup.com 31